                                 FIRST AMENDMENT
                                       TO
                              CERTIFICATE OF TRUST
                      OF PRUDENTIAL TAX-MANAGED EQUITY FUND


      This First Amendment to the Certificate of Trust (the "Certificate") of Prudential Tax-Managed Equity Fund (the "Business Trust"), is being executed as of December 21, 1999, for the purpose of amending the terms of the Certificate, as originally filed in the Office of the Secretary of the State of Delaware on September 18, 1998, to reflect the change in current paragraph FIRST giving the name of the Business Trust.

      NOW, THEREFORE, the undersigned do hereby certify as follows:

      1. The Certificate is hereby amended by changing current paragraph FIRST as follows:

            "FIRST: The name of the Business Trust is Prudential Tax-Managed Funds."

      2. This First Amendment to the Certificate shall become effective December 30, 1999.

      3. Except as amended pursuant to the foregoing paragraph, the Certificate is hereby ratified and confirmed in all respects.

      IN WITNESS WHEREOF, the undersigned, being the Trustees of the Business Trust, have duly executed this Amendment to the Certificate as of the day and year first above written.

                                                  /s/ Edward D. Beach
                                                  ---------------------------
                                                  Edward D. Beach

                                                  /s/ Delayne Dedrick Gold
                                                  ---------------------------
                                                  Delayne Dedrick Gold

                                                  /s/ Robert F. Gunia
                                                  ---------------------------
                                                  Robert F. Gunia

                                                  /s/ Douglas H. McCorkindale
                                                  ---------------------------
                                                  Douglas H. McCorkindale

                                                  /s/ Thomas T. Mooney
                                                  ---------------------------
                                                  Thomas T. Mooney

                                                  /s/ Stephen P. Munn
                                                  ---------------------------
                                                  Stephen P. Munn

                                                  /s/ David R. Odenath, Jr.
                                                  ---------------------------
                                                  David R. Odenath, Jr.

                                                  /s/ Richard A. Redeker
                                                  ---------------------------
                                                  Richard A. Redeker

                                                  /s/ Robin B. Smith
                                                  ---------------------------
                                                  Robin B. Smith

                                                  /s/ John R. Strangfeld, Jr.
                                                  ---------------------------
                                                  John R. Strangfeld, Jr.

                                                  /s/ Louis A. Weil, III
                                                  ---------------------------
                                                  Louis A. Weil, III

                                                  /s/ Clay T. Whitehead
                                                  ---------------------------
                                                  Clay T. Whitehead